Exhibit 99.1
NEWS RELEASE

TCF Financial Corporation • 200 Lake Street East • Wayzata MN 55391

FOR IMMEDIATE RELEASE

Contact:
Mark Goldman	(952) 475-7050	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS QUARTERLY NET INCOME OF $85.7 MILLION, OR $0.51 PER SHARE
AND ANNUAL NET INCOME OF $304.4 MILLION, OR $1.74 PER SHARE

Fourth Quarter Observations

•	Revenue of $377.0 million, up 3.9% from the fourth quarter of 2017

•	Improved efficiency ratio of 66.30%

•	Average interest-earning asset growth of 1.4% from the fourth quarter of 2017

•	Period-end loans and leases of $19.1 billion, down 0.2% from December 31, 2017; period-end loans and leases excluding auto finance up 7.5%(1) from December 31, 2017

•
Net charge-off rate of 0.46%, up 8 basis points from the fourth quarter of 2017; net charge-off rate excluding auto finance net charge-offs of 0.28%(2), up 10 basis points from the fourth quarter of 2017

•	Return on average common equity ("ROACE") of 14.30%; return on average tangible common equity ("ROATCE") of 15.59%(2)

2018 Observations

•	Revenue of $1.5 billion, up 6.5% from 2017; net interest income of $992.0 million, up 7.2% from 2017

•	Reported efficiency ratio of 69.34%; adjusted efficiency ratio of 67.15%(2)

•
Net charge-off rate of 0.29%, up 5 basis points from 2017; net charge-off rate excluding auto finance net charge-offs and recoveries on consumer real estate loan sales of 0.14%(2), down 1 basis point from 2017

•	ROACE of 12.42%; reported ROATCE of 13.56%(2); adjusted ROATCE of 14.74%(2)

Summary of Financial Results
	At or For the Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
(Dollars in thousands, except per share data)	2018	2018	2018	2018	2017	2018	2017
Net income attributable to TCF	$85,652	$86,196	$58,749	$73,761	$101,399	(0.6)%	(15.5)%
Net interest income	248,888	249,121	250,799	243,199	241,860	(0.1)	2.9
Basic earnings per common share	0.51	0.51	0.34	0.39	0.58	—	(12.1)
Diluted earnings per common share	0.51	0.51	0.34	0.39	0.57	—	(10.5)
Adjusted diluted earnings per common share(2)	0.51	0.51	0.49	0.39	0.57	—	(10.5)

Financial Ratios
Return on average assets(3)	1.52%	1.55%	1.08%	1.33%	1.82%	(3) bps	(30)	bps
ROACE(3)	14.30	14.44	9.72	11.23	16.95	(14)	(265)
Adjusted ROACE(2)(3)	14.30	14.44	14.11	11.23	16.95	(14)	(265)
ROATCE(2)(3)	15.59	15.76	10.65	12.26	32.87	(17)	(1,728)
Adjusted ROATCE(2)(3)	15.59	15.76	15.39	12.26	32.87	(17)	(1,728)
Net interest margin(3)	4.60	4.66	4.67	4.59	4.57	(6)	3
Net charge-offs as a percentage of average loans and leases(3)	0.46	0.15	0.27	0.29	0.38	31	8
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.65	0.59	0.54	0.74	0.72	6	(7)
Efficiency ratio	66.30	67.41	74.55	69.21	95.88	(111)	(2,958)
Adjusted efficiency ratio(2)	66.30	67.41	65.78	69.21	95.88	(111)	(2,958)
(1) Calculated by subtracting auto finance loans of $2.0 billion and $3.2 billion at December 31, 2018 and 2017, respectively, from total loans and leases of $19.1 billion at December 31, 2018 and 2017.
(2) See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.
(3) Annualized

WAYZATA, Minn. (January 28, 2019) - TCF Financial Corporation ("TCF" or the "Company") (NYSE: TCF) today reported net income of $85.7 million for the fourth quarter of 2018, compared with $101.4 million for the fourth quarter of 2017 and $86.2 million for the third quarter of 2018. Diluted earnings per common share was 51 cents for the fourth quarter of 2018, compared with 57 cents for the fourth quarter of 2017 and 51 cents for the third quarter of 2018.

"Our strong results in the fourth quarter capped off a successful year in which we remixed the balance sheet while we reduced our risk profile, improved efficiencies and enhanced return on capital, all of which drove record net income for the Company in 2018," said Craig R. Dahl, chairman and chief executive officer. "By continuing to build customer relationships, we drove growth in our core, retail deposit base and in our loan and lease portfolio excluding auto finance. Our improved capital efficiency, coupled with strong financial performance, allowed us to return over 100 percent of earnings to shareholders in the form of dividends and share repurchases throughout the year. Based on the execution of our business strategies and the investments we are making across the organization, I believe we are well-positioned to continue providing an exceptional customer experience while enhancing shareholder value."

Net Interest Income and Net Interest Margin
Net interest income was $248.9 million for the fourth quarter of 2018, an increase of $7.0 million, or 2.9%, from the fourth quarter of 2017 and a decrease of $0.2 million, or 0.1%, from the third quarter of 2018. Net interest margin was 4.60% for the fourth quarter of 2018, up 3 basis points from the fourth quarter of 2017 and down 6 basis points from the third quarter of 2018. The increases in net interest income and net interest margin from the fourth quarter of 2017 were primarily due to increased average yields and higher average loan balances in the variable- and adjustable-rate loan portfolios and higher average balances of debt securities available for sale, partially offset by increased cost of funds and decreased interest income on auto finance loans. The decrease in net interest margin from the third quarter of 2018 was primarily due to increased cost of funds, partially offset by increased average yields on variable- and adjustable-rate consumer real estate and commercial loans.

Non-interest Income
Non-interest income was $128.1 million for the fourth quarter of 2018, an increase of $7.2 million, or 6.0%, from the fourth quarter of 2017 and an increase of $11.7 million, or 10.0%, from the third quarter of 2018. The increases from both periods were primarily due to increased leasing and equipment finance non-interest income and increased fees and service charges. The increase from the fourth quarter of 2017 was partially offset by decreased gains on sales of loans and decreased servicing fee income.

Non-interest Expense
Non-interest expense was $250.0 million for the fourth quarter of 2018, a decrease of $97.8 million, or 28.1%, from the fourth quarter of 2017 and an increase of $3.5 million, or 1.4%, from the third quarter of 2018. The decrease from the fourth quarter of 2017 was primarily due to charges related to the discontinuation of auto finance loan originations in the fourth quarter of 2017. The increase from the third quarter of 2018 was primarily due to an increase in compensation and employee benefits expense impacted by a large medical claim of $6.8 million.

Income Tax Expense (Benefit)
Income tax expense was $20.0 million for the fourth quarter of 2018, compared with income tax benefit of $111.0 million for the fourth quarter of 2017 and income tax expense of $28.0 million for the third quarter of 2018. The Company's effective income tax rate was 18.5% for the fourth quarter of 2018, compared with 24.0% for the third quarter of 2018. The lower effective income tax rates in 2018 were primarily impacted by the change in the corporate statutory tax rate as a result of the Tax Cuts and Jobs Act. The lower effective income tax rate from the third quarter of 2018 was also impacted by a change in the state statutory tax rates. The income tax benefit for the fourth quarter of 2017 was impacted by the re-measurement of the Company's estimated net deferred tax liability as a result of the Tax Cuts and Jobs Act.

Credit Quality
Provision for credit losses The provision for credit losses was $18.9 million for the fourth quarter of 2018, a decrease of $3.4 million, or 15.1%, from the fourth quarter of 2017 and an increase of $16.6 million from the third quarter of 2018. The increase from the third quarter of 2018 was primarily due to the recovery of $6.6 million on previous charge-offs related to the consumer real estate non-accrual loan sale in third quarter of 2018 and an increase in the provision for credit losses attributable to the inventory finance and commercial portfolios.

Net charge-off rate The annualized net charge-off rate was 0.46% for the fourth quarter of 2018, up 8 basis points from the fourth quarter of 2017 and up 31 basis points from the third quarter of 2018. The increase from the fourth quarter of 2017 was primarily due to increased net charge-offs in the commercial and inventory finance portfolios, partially offset by decreased net-charge-offs in the leasing and equipment finance and auto finance portfolios. The increase from the third quarter of 2018 was primarily due to the recovery of $6.6 million on previous charge-offs related to the consumer real estate non-accrual loan sale in the third quarter of 2018. The increase from the third quarter of 2018 was also impacted by increased net charge-offs in the inventory finance portfolio and charge-offs related to one commercial customer. The annualized net charge-off rate excluding auto finance charge-offs and recoveries on previous charge-offs related to sales of consumer real estate non-accrual loans was 0.28% for the fourth quarter of 2018, up 10 basis points from the fourth quarter of 2017 and up 18 basis points from the third quarter of 2018 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Over 60-day delinquency rate The over 60-day delinquency rate, excluding non-accrual loans and leases, was 0.15% at December 31, 2018, up 3 basis points from both the December 31, 2017 and September 30, 2018 rates. The increase from both periods was primarily due to higher over 60-day delinquency rates for the auto finance and leasing and equipment finance portfolios.

Non-performing assets Non-performing assets, consisting of non-accrual loans and leases and other real estate owned, were $123.3 million at December 31, 2018, a decrease of $13.5 million, or 9.9%, from December 31, 2017 and an increase of $13.9 million, or 12.8%, from September 30, 2018. The decrease from December 31, 2017 was primarily due to the $34.7 million sale of consumer real estate non-accrual loans in the third quarter of 2018, partially offset by increases in commercial and inventory finance non-accrual loans. The increase from September 30, 2018 was primarily due to increases in inventory finance, commercial and consumer real estate non-accrual loans.

Balance Sheet
Average debt securities held to maturity and debt securities available for sale The total average debt securities portfolio was $2.7 billion for the fourth quarter of 2018, an increase of $944.3 million, or 53.2%, from the fourth quarter of 2017 and an increase of $215.3 million, or 8.6%, from the third quarter of 2018. The increases from both periods were primarily due to purchases of available for sale mortgage-backed debt securities.

Average loans and leases Average loans and leases were $18.6 billion for the fourth quarter of 2018, a decrease of $636.8 million, or 3.3%, from the fourth quarter of 2017 and an increase of $139.1 million, or 0.8%, from the third quarter of 2018. Average loans and leases excluding auto finance were $16.4 billion for the fourth quarter of 2018, an increase of $509.1 million, or 3.2%, from the fourth quarter of 2017 and an increase of $453.0 million, or 2.8%, from the third quarter of 2018.

Average deposits Average deposits were $18.5 billion for the fourth quarter of 2018, an increase of $327.6 million, or 1.8%, from the fourth quarter of 2017 and an increase of $180.5 million, or 1.0%, from the third quarter of 2018. The increases from both periods were primarily due to increases in savings accounts.

Capital TCF continues to maintain strong capital ratios, with a common equity Tier 1 capital ratio of 10.82%. TCF repurchased $63.0 million of common stock during the quarter and had the authority to repurchase an additional $78.1 million in aggregate value of shares as of December 31, 2018 pursuant to its share repurchase program.

TCF is a Wayzata, Minnesota-based national bank holding company. As of December 31, 2018, TCF had $23.7 billion in total assets and 314 bank branches in Illinois, Minnesota, Michigan, Colorado, Wisconsin, Arizona and South Dakota providing retail and commercial banking services. TCF, through its subsidiaries, also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in all 50 states and Canada. For more information about TCF, please visit http://ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted diluted earnings per common share, net charge-off rate excluding auto finance and recoveries from non-accrual loan sales, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, tangible common equity ratio and tangible book value per common share internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Company's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Company in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude auto finance because TCF no longer originates auto finance loans, and therefore management believes it is useful to investors in understanding TCF's business and operating results.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)

						Change From
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2018		Dec. 31, 2017
	2018	2018	2018	2018	2017	$	%	$	%
ASSETS:
Cash and due from banks	$587,057	$569,968	$581,876	$588,893	$621,782	$17,089	3.0%	$(34,725)	(5.6)%
Investments	91,654	80,672	95,661	91,661	82,644	10,982	13.6	9,010	10.9
Debt securities held to maturity	148,852	152,881	155,962	158,099	161,576	(4,029)	(2.6)	(12,724)	(7.9)
Debt securities available for sale	2,470,065	2,379,546	2,249,784	1,954,246	1,709,018	90,519	3.8	761,047	44.5
Loans and leases held for sale	90,664	114,198	291,871	50,706	134,862	(23,534)	(20.6)	(44,198)	(32.8)
Loans and leases:
Consumer real estate:
First mortgage lien	2,444,380	1,960,756	1,800,885	1,878,441	1,959,387	483,624	24.7	484,993	24.8
Junior lien	2,965,960	2,940,701	2,830,029	2,843,221	2,860,309	25,259	0.9	105,651	3.7
Total consumer real estate	5,410,340	4,901,457	4,630,914	4,721,662	4,819,696	508,883	10.4	590,644	12.3
Commercial	3,851,303	3,741,164	3,706,401	3,678,181	3,561,193	110,139	2.9	290,110	8.1
Leasing and equipment finance	4,699,740	4,601,887	4,648,049	4,666,239	4,761,661	97,853	2.1	(61,921)	(1.3)
Inventory finance	3,107,356	2,880,404	3,005,165	3,457,855	2,739,754	226,952	7.9	367,602	13.4
Auto finance	1,982,277	2,275,134	2,603,260	2,839,363	3,199,639	(292,857)	(12.9)	(1,217,362)	(38.0)
Other	21,295	21,107	20,957	19,854	22,517	188	0.9	(1,222)	(5.4)
Total loans and leases	19,072,311	18,421,153	18,614,746	19,383,154	19,104,460	651,158	3.5	(32,149)	(0.2)
Allowance for loan and lease losses	(157,446)	(160,621)	(165,619)	(167,703)	(171,041)	3,175	2.0	13,595	7.9
Net loans and leases	18,914,865	18,260,532	18,449,127	19,215,451	18,933,419	654,333	3.6	(18,554)	(0.1)
Premises and equipment, net	427,534	429,648	430,956	427,497	421,549	(2,114)	(0.5)	5,985	1.4
Goodwill, net	154,757	154,757	154,757	154,757	154,757	—	—	—	—
Other assets	814,164	762,583	774,468	743,742	782,552	51,581	6.8	31,612	4.0
Total assets	$23,699,612	$22,904,785	$23,184,462	$23,385,052	$23,002,159	$794,827	3.5	$697,453	3.0
LIABILITIES AND EQUITY:
Deposits:
Checking	$6,381,327	$6,382,667	$6,408,174	$6,541,409	$6,300,127	$(1,340)	—%	$81,200	1.3%
Savings	6,122,257	5,737,144	5,570,979	5,551,155	5,287,606	385,113	6.7	834,651	15.8
Money market	1,609,422	1,504,952	1,562,008	1,609,472	1,764,998	104,470	6.9	(155,576)	(8.8)
Certificates of deposit	4,790,680	4,871,748	4,822,112	4,995,636	4,982,271	(81,068)	(1.7)	(191,591)	(3.8)
Total deposits	18,903,686	18,496,511	18,363,273	18,697,672	18,335,002	407,175	2.2	568,684	3.1
Short-term borrowings	—	2,324	761	775	—	(2,324)	(100.0)	—	—
Long-term borrowings	1,449,472	1,168,400	1,554,569	1,457,976	1,249,449	281,072	24.1	200,023	16.0
Total borrowings	1,449,472	1,170,724	1,555,330	1,458,751	1,249,449	278,748	23.8	200,023	16.0
Accrued expenses and other liabilities	790,194	709,538	761,281	677,679	737,124	80,656	11.4	53,070	7.2
Total liabilities	21,143,352	20,376,773	20,679,884	20,834,102	20,321,575	766,579	3.8	821,777	4.0
Equity:
Preferred stock	169,302	169,302	169,302	169,302	265,821	—	—	(96,519)	(36.3)
Common stock	1,736	1,736	1,735	1,725	1,722	—	—	14	0.8
Additional paid-in capital	885,089	882,321	877,364	878,096	877,217	2,768	0.3	7,872	0.9
Retained earnings, subject to certain restrictions	1,766,994	1,708,410	1,649,449	1,618,041	1,577,311	58,584	3.4	189,683	12.0
Accumulated other comprehensive income (loss)	(33,138)	(65,259)	(52,811)	(46,851)	(18,517)	32,121	49.2	(14,621)	(79.0)
Treasury stock at cost and other	(252,182)	(189,652)	(164,107)	(97,800)	(40,797)	(62,530)	(33.0)	(211,385)	N.M.
Total TCF Financial Corporation stockholders' equity	2,537,801	2,506,858	2,480,932	2,522,513	2,662,757	30,943	1.2	(124,956)	(4.7)
Non-controlling interest in subsidiaries	18,459	21,154	23,646	28,437	17,827	(2,695)	(12.7)	632	3.5
Total equity	2,556,260	2,528,012	2,504,578	2,550,950	2,680,584	28,248	1.1	(124,324)	(4.6)
Total liabilities and equity	$23,699,612	$22,904,785	$23,184,462	$23,385,052	$23,002,159	$794,827	3.5	$697,453	3.0
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2018		Dec. 31, 2017
	2018	2018	2018	2018	2017	$	%	$	%
Interest income:
Loans and leases	$270,804	$264,678	$269,280	$260,375	$256,633	$6,126	2.3%	$14,171	5.5%
Debt securities available for sale	17,097	14,838	12,516	10,123	8,760	2,259	15.2	8,337	95.2
Debt securities held to maturity	965	988	998	1,019	1,048	(23)	(2.3)	(83)	(7.9)
Loans held for sale and other	4,631	6,678	3,529	3,745	4,187	(2,047)	(30.7)	444	10.6
Total interest income	293,497	287,182	286,323	275,262	270,628	6,315	2.2	22,869	8.5
Interest expense:
Deposits	33,315	27,335	23,953	22,510	20,846	5,980	21.9	12,469	59.8
Borrowings	11,294	10,726	11,571	9,553	7,922	568	5.3	3,372	42.6
Total interest expense	44,609	38,061	35,524	32,063	28,768	6,548	17.2	15,841	55.1
Net interest income	248,888	249,121	250,799	243,199	241,860	(233)	(0.1)	7,028	2.9
Provision for credit losses	18,894	2,270	14,236	11,368	22,259	16,624	N.M.	(3,365)	(15.1)
Net interest income after provision for credit losses	229,994	246,851	236,563	231,831	219,601	(16,857)	(6.8)	10,393	4.7
Non-interest income:
Leasing and equipment finance	55,311	45,045	42,904	41,847	42,831	10,266	22.8	12,480	29.1
Fees and service charges	36,206	32,574	32,670	30,751	33,267	3,632	11.1	2,939	8.8
Card revenue	15,078	15,065	14,962	13,759	14,251	13	0.1	827	5.8
ATM revenue	5,054	5,053	4,933	4,650	4,654	1	—	400	8.6
Gains on sales of loans, net	8,419	8,764	7,192	9,123	13,623	(345)	(3.9)	(5,204)	(38.2)
Servicing fee income	5,523	6,032	7,484	8,295	9,000	(509)	(8.4)	(3,477)	(38.6)
Gains (losses) on debt securities, net	167	94	24	63	48	73	77.7	119	N.M.
Other	2,375	3,818	3,934	3,716	3,218	(1,443)	(37.8)	(843)	(26.2)
Total non-interest income	128,133	116,445	114,103	112,204	120,892	11,688	10.0	7,241	6.0
Non-interest expense:
Compensation and employee benefits	129,521	123,127	120,575	123,840	127,630	6,394	5.2	1,891	1.5
Occupancy and equipment	42,250	42,337	40,711	40,514	39,578	(87)	(0.2)	2,672	6.8
Operating lease depreciation	19,085	19,525	17,945	17,274	16,497	(440)	(2.3)	2,588	15.7
Foreclosed real estate and repossessed assets, net	4,396	3,881	3,857	4,916	4,739	515	13.3	(343)	(7.2)
Other	54,706	57,553	88,951	59,436	159,362	(2,847)	(4.9)	(104,656)	(65.7)
Total non-interest expense	249,958	246,423	272,039	245,980	347,806	3,535	1.4	(97,848)	(28.1)
Income (loss) before income tax expense (benefit)	108,169	116,873	78,627	98,055	(7,313)	(8,704)	(7.4)	115,482	N.M.
Income tax expense (benefit)	20,013	28,034	16,418	21,631	(110,965)	(8,021)	(28.6)	130,978	N.M.
Income after income tax expense (benefit)	88,156	88,839	62,209	76,424	103,652	(683)	(0.8)	(15,496)	(15.0)
Income attributable to non-controlling interest	2,504	2,643	3,460	2,663	2,253	(139)	(5.3)	251	11.1
Net income attributable to TCF Financial Corporation	85,652	86,196	58,749	73,761	101,399	(544)	(0.6)	(15,747)	(15.5)
Preferred stock dividends	2,494	2,494	2,494	4,106	3,746	—	—	(1,252)	(33.4)
Impact of preferred stock redemption	—	—	—	3,481	—	—	—	—	—
Net income available to common stockholders	$83,158	$83,702	$56,255	$66,174	$97,653	$(544)	(0.6)	$(14,495)	(14.8)
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Year Ended December 31,		Change
(Dollars in thousands, except per share data)	2018	2017	$	%
Interest income:
Loans and leases	$1,065,137	$954,246	$110,891	11.6%
Debt securities available for sale	54,574	33,278	21,296	64.0
Debt securities held to maturity	3,970	4,436	(466)	(10.5)
Loans held for sale and other	18,583	27,097	(8,514)	(31.4)
Total interest income	1,142,264	1,019,057	123,207	12.1
Interest expense:
Deposits	107,113	66,012	41,101	62.3
Borrowings	43,144	27,807	15,337	55.2
Total interest expense	150,257	93,819	56,438	60.2
Net interest income	992,007	925,238	66,769	7.2
Provision for credit losses	46,768	68,443	(21,675)	(31.7)
Net interest income after provision for credit losses	945,239	856,795	88,444	10.3
Non-interest income:
Leasing and equipment finance	185,107	145,039	40,068	27.6
Fees and service charges	132,201	131,887	314	0.2
Card revenue	58,864	55,732	3,132	5.6
ATM revenue	19,690	19,624	66	0.3
Gains on sales of loans, net	33,498	42,787	(9,289)	(21.7)
Servicing fee income	27,334	41,347	(14,013)	(33.9)
Gains (losses) on debt securities, net	348	237	111	46.8
Other	13,843	11,646	2,197	18.9
Total non-interest income	470,885	448,299	22,586	5.0
Non-interest expense:
Compensation and employee benefits	497,063	482,512	14,551	3.0
Occupancy and equipment	165,812	156,909	8,903	5.7
Operating lease depreciation	73,829	55,901	17,928	32.1
Foreclosed real estate and repossessed assets, net	17,050	17,756	(706)	(4.0)
Other	260,646	346,856	(86,210)	(24.9)
Total non-interest expense	1,014,400	1,059,934	(45,534)	(4.3)
Income before income tax expense (benefit)	401,724	245,160	156,564	63.9
Income tax expense (benefit)	86,096	(33,624)	119,720	N.M.
Income after income tax expense (benefit)	315,628	278,784	36,844	13.2
Income attributable to non-controlling interest	11,270	10,147	1,123	11.1
Net income attributable to TCF Financial Corporation	304,358	268,637	35,721	13.3
Preferred stock dividends	11,588	19,904	(8,316)	(41.8)
Impact of preferred stock redemption	3,481	5,779	(2,298)	(39.8)
Net income available to common stockholders	$289,289	$242,954	$46,335	19.1

Earnings per common share:
Basic	$1.75	$1.44	$0.31	21.5%
Diluted	1.74	1.44	0.30	20.8

Dividends declared per common share	$0.60	$0.30	$0.30	100.0%
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Quarter Ended December 31,
	2018			2017
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$330,359	$3,242	3.90%	$303,958	$2,349	3.07%
Debt securities held to maturity	150,016	965	2.58	163,080	1,048	2.57
Debt securities available for sale:
Taxable	1,779,654	12,949	2.91	831,113	4,675	2.25
Tax-exempt(3)	788,806	5,250	2.66	779,964	6,284	3.22
Loans and leases held for sale	86,169	1,389	6.40	113,501	1,838	6.43
Loans and leases:(4)
Consumer real estate:
Fixed-rate	1,962,804	26,309	5.33	1,821,240	25,729	5.61
Variable- and adjustable-rate	3,067,216	52,360	6.77	3,151,183	47,290	5.95
Total consumer real estate	5,030,020	78,669	6.21	4,972,423	73,019	5.83
Commercial:
Fixed-rate	815,626	9,275	4.51	963,703	13,337	5.49
Variable- and adjustable-rate	2,932,739	41,730	5.65	2,573,022	30,382	4.68
Total commercial	3,748,365	51,005	5.40	3,536,725	43,719	4.90
Leasing and equipment finance	4,616,715	58,931	5.11	4,713,015	57,722	4.90
Inventory finance	3,024,961	54,215	7.11	2,688,387	40,753	6.01
Auto finance	2,121,969	28,835	5.39	3,267,855	43,109	5.23
Other	12,599	145	4.55	13,007	157	4.75
Total loans and leases	18,554,629	271,800	5.82	19,191,412	258,479	5.35
Total interest-earning assets	21,689,633	295,595	5.42	21,383,028	274,673	5.11
Other assets(5)	1,464,620			1,437,126
Total assets	$23,154,253			$22,820,154
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,873,023			$3,570,846
Interest-bearing deposits:
Checking	2,403,370	248	0.04	2,541,475	114	0.02
Savings	5,922,724	8,114	0.54	5,140,417	2,284	0.18
Money market	1,449,531	3,612	0.99	1,854,442	2,242	0.48
Certificates of deposit	4,818,211	21,341	1.76	5,032,085	16,206	1.28
Total interest-bearing deposits	14,593,836	33,315	0.91	14,568,419	20,846	0.57
Total deposits	18,466,859	33,315	0.72	18,139,265	20,846	0.46
Borrowings:
Short-term borrowings	2,738	19	2.76	3,759	17	1.75
Long-term borrowings	1,344,228	11,275	3.34	1,295,268	7,905	2.43
Total borrowings	1,346,966	11,294	3.34	1,299,027	7,922	2.43
Total interest-bearing liabilities	15,940,802	44,609	1.11	15,867,446	28,768	0.72
Total deposits and borrowings	19,813,825	44,609	0.89	19,438,292	28,768	0.59
Accrued expenses and other liabilities	822,558			790,850
Total liabilities	20,636,383			20,229,142
Total TCF Financial Corp. stockholders' equity	2,495,952			2,570,613
Non-controlling interest in subsidiaries	21,918			20,399
Total equity	2,517,870			2,591,012
Total liabilities and equity	$23,154,253			$22,820,154
Net interest income and margin		$250,986	4.60		$245,905	4.57

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	Annualized

(3)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% and 35% for the quarters ended December 31, 2018 and 2017, respectively.

(4)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(5)	Includes leased equipment and related initial direct costs under operating leases of $292.0 million and $267.8 million for the quarters ended December 31, 2018 and 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Year Ended December 31,
	2018			2017
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)	Balance	Interest(1)	Rates(1)
ASSETS:
Investments and other	$319,472	$11,964	3.74%	$282,507	$10,491	3.71%
Debt securities held to maturity	154,619	3,970	2.57	170,006	4,436	2.61
Debt securities available for sale:
Taxable	1,390,016	37,436	2.69	823,526	18,382	2.23
Tax-exempt(2)	815,540	21,694	2.66	712,530	22,916	3.22
Loans and leases held for sale	103,240	6,619	6.41	208,678	16,606	7.96
Loans and leases:(3)
Consumer real estate:
Fixed-rate	1,790,069	97,850	5.47	1,934,395	109,185	5.64
Variable- and adjustable-rate	3,027,030	196,291	6.48	2,961,449	171,671	5.80
Total consumer real estate	4,817,099	294,141	6.11	4,895,844	280,856	5.74
Commercial:
Fixed-rate	875,551	39,789	4.54	977,698	47,587	4.87
Variable- and adjustable-rate	2,832,471	153,068	5.40	2,455,578	111,886	4.56
Total commercial	3,708,022	192,857	5.20	3,433,276	159,473	4.64
Leasing and equipment finance	4,642,811	230,418	4.96	4,399,138	202,508	4.60
Inventory finance	3,079,059	214,262	6.96	2,646,500	164,386	6.21
Auto finance	2,565,668	136,692	5.33	3,105,326	152,974	4.93
Other	13,603	579	4.26	11,149	571	5.11
Total loans and leases	18,826,262	1,068,949	5.68	18,491,233	960,768	5.20
Total interest-earning assets	21,609,149	1,150,632	5.32	20,688,480	1,033,599	5.00
Other assets(4)	1,452,999			1,363,487
Total assets	$23,062,148			$22,051,967
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,843,494			$3,492,233
Interest-bearing deposits:
Checking	2,438,040	714	0.03	2,541,407	379	0.01
Savings	5,621,723	20,009	0.36	4,888,280	4,255	0.09
Money market	1,553,255	11,582	0.75	2,140,553	10,139	0.47
Certificates of deposit	4,897,937	74,808	1.53	4,495,062	51,239	1.14
Total interest-bearing deposits	14,510,955	107,113	0.74	14,065,302	66,012	0.47
Total deposits	18,354,449	107,113	0.58	17,557,535	66,012	0.38
Borrowings:
Short-term borrowings	3,288	77	2.35	5,267	58	1.10
Long-term borrowings	1,412,186	43,067	3.05	1,239,433	27,749	2.24
Total borrowings	1,415,474	43,144	3.05	1,244,700	27,807	2.23
Total interest-bearing liabilities	15,926,429	150,257	0.94	15,310,002	93,819	0.61
Total deposits and borrowings	19,769,923	150,257	0.76	18,802,235	93,819	0.50
Accrued expenses and other liabilities	761,723			713,794
Total liabilities	20,531,646			19,516,029
Total TCF Financial Corp. stockholders' equity	2,506,179			2,513,424
Non-controlling interest in subsidiaries	24,323			22,514
Total equity	2,530,502			2,535,938
Total liabilities and equity	$23,062,148			$22,051,967
Net interest income and margin		$1,000,375	4.63		$939,780	4.54

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% and 35% for the years ended December 31, 2018 and 2017, respectively.

(3)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(4)	Includes leased equipment and related initial direct costs under operating leases of $288.4 million and $224.7 million for the years ended December 31, 2018 and 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2018		Dec. 31, 2017
(Dollars in thousands)	2018	2018	2018	2018	2017	$	%	$	%
ASSETS:
Investments and other	$330,359	$306,257	$309,120	$332,319	$303,958	$24,102	7.9%	$26,401	8.7%
Debt securities held to maturity	150,016	153,652	155,779	159,139	163,080	(3,636)	(2.4)	(13,064)	(8.0)
Debt securities available for sale:
Taxable	1,779,654	1,525,665	1,262,642	981,843	831,113	253,989	16.6	948,541	114.1
Tax-exempt	788,806	823,854	828,131	821,642	779,964	(35,048)	(4.3)	8,842	1.1
Loans and leases held for sale	86,169	216,669	45,525	63,095	113,501	(130,500)	(60.2)	(27,332)	(24.1)
Loans and leases:(1)
Consumer real estate:
Fixed-rate	1,962,804	1,694,661	1,715,289	1,786,636	1,821,240	268,143	15.8	141,564	7.8
Variable- and adjustable-rate	3,067,216	3,002,225	3,026,310	3,012,036	3,151,183	64,991	2.2	(83,967)	(2.7)
Total consumer real estate	5,030,020	4,696,886	4,741,599	4,798,672	4,972,423	333,134	7.1	57,597	1.2
Commercial:
Fixed-rate	815,626	856,324	900,462	931,275	963,703	(40,698)	(4.8)	(148,077)	(15.4)
Variable- and adjustable-rate	2,932,739	2,921,471	2,802,059	2,669,745	2,573,022	11,268	0.4	359,717	14.0
Total commercial	3,748,365	3,777,795	3,702,521	3,601,020	3,536,725	(29,430)	(0.8)	211,640	6.0
Leasing and equipment finance	4,616,715	4,624,968	4,639,703	4,690,868	4,713,015	(8,253)	(0.2)	(96,300)	(2.0)
Inventory finance	3,024,961	2,866,460	3,299,996	3,128,290	2,688,387	158,501	5.5	336,574	12.5
Auto finance	2,121,969	2,435,868	2,695,943	3,020,187	3,267,855	(313,899)	(12.9)	(1,145,886)	(35.1)
Other	12,599	13,547	13,845	14,446	13,007	(948)	(7.0)	(408)	(3.1)
Total loans and leases	18,554,629	18,415,524	19,093,607	19,253,483	19,191,412	139,105	0.8	(636,783)	(3.3)
Total interest-earning assets	21,689,633	21,441,621	21,694,804	21,611,521	21,383,028	248,012	1.2	306,605	1.4
Other assets(2)	1,464,620	1,462,783	1,430,621	1,453,742	1,437,126	1,837	0.1	27,494	1.9
Total assets	$23,154,253	$22,904,404	$23,125,425	$23,065,263	$22,820,154	$249,849	1.1	$334,099	1.5
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,873,023	$3,874,421	$3,879,048	$3,745,745	$3,570,846	$(1,398)	—%	$302,177	8.5%
Interest-bearing deposits:
Checking	2,403,370	2,427,288	2,460,709	2,461,548	2,541,475	(23,918)	(1.0)	(138,105)	(5.4)
Savings	5,922,724	5,620,161	5,542,565	5,395,669	5,140,417	302,563	5.4	782,307	15.2
Money market	1,449,531	1,496,223	1,572,560	1,698,064	1,854,442	(46,692)	(3.1)	(404,911)	(21.8)
Certificates of deposit	4,818,211	4,868,286	4,909,422	4,998,133	5,032,085	(50,075)	(1.0)	(213,874)	(4.3)
Total interest-bearing deposits	14,593,836	14,411,958	14,485,256	14,553,414	14,568,419	181,878	1.3	25,417	0.2
Total deposits	18,466,859	18,286,379	18,364,304	18,299,159	18,139,265	180,480	1.0	327,594	1.8
Borrowings:
Short-term borrowings	2,738	3,357	3,116	3,952	3,759	(619)	(18.4)	(1,021)	(27.2)
Long-term borrowings	1,344,228	1,351,585	1,531,389	1,423,075	1,295,268	(7,357)	(0.5)	48,960	3.8
Total borrowings	1,346,966	1,354,942	1,534,505	1,427,027	1,299,027	(7,976)	(0.6)	47,939	3.7
Total interest-bearing liabilities	15,940,802	15,766,900	16,019,761	15,980,441	15,867,446	173,902	1.1	73,356	0.5
Total deposits and borrowings	19,813,825	19,641,321	19,898,809	19,726,186	19,438,292	172,504	0.9	375,533	1.9
Accrued expenses and other liabilities	822,558	751,100	714,488	758,157	790,850	71,458	9.5	31,708	4.0
Total liabilities	20,636,383	20,392,421	20,613,297	20,484,343	20,229,142	243,962	1.2	407,241	2.0
Total TCF Financial Corporation stockholders' equity	2,495,952	2,488,435	2,483,474	2,557,729	2,570,613	7,517	0.3	(74,661)	(2.9)
Non-controlling interest in subsidiaries	21,918	23,548	28,654	23,191	20,399	(1,630)	(6.9)	1,519	7.4
Total equity	2,517,870	2,511,983	2,512,128	2,580,920	2,591,012	5,887	0.2	(73,142)	(2.8)
Total liabilities and equity	$23,154,253	$22,904,404	$23,125,425	$23,065,263	$22,820,154	$249,849	1.1	$334,099	1.5

(1)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(2)
Includes leased equipment and related initial direct costs under operating leases of $292.0 million, $290.9 million, $288.4 million, $281.9 million and $267.8 million for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,		Dec. 31,
	2018	2018	2018	2018	2017	2018		2017
ASSETS:
Investments and other	3.90%	4.01%	3.71%	3.38%	3.07%	(11)	bps	83	bps
Debt securities held to maturity	2.58	2.57	2.56	2.56	2.57	1		1
Debt securities available for sale:
Taxable	2.91	2.76	2.59	2.37	2.25	15		66
Tax-exempt(3)	2.66	2.66	2.66	2.66	3.22	—		(56)
Loans and leases held for sale	6.40	6.57	5.93	6.22	6.43	(17)		(3)
Loans and leases:
Consumer real estate:
Fixed-rate	5.33	5.46	5.52	5.58	5.61	(13)		(28)
Variable- and adjustable-rate	6.77	6.57	6.41	6.18	5.95	20		82
Total consumer real estate	6.21	6.17	6.09	5.96	5.83	4		38
Commercial:
Fixed-rate	4.51	4.55	4.49	4.61	5.49	(4)		(98)
Variable- and adjustable-rate	5.65	5.45	5.45	5.04	4.68	20		97
Total commercial	5.40	5.25	5.21	4.93	4.90	15		50
Leasing and equipment finance	5.11	5.00	4.93	4.81	4.90	11		21
Inventory finance	7.11	7.16	6.94	6.64	6.01	(5)		110
Auto finance	5.39	5.36	5.30	5.28	5.23	3		16
Other	4.55	4.25	4.10	4.16	4.75	30		(20)
Total loans and leases	5.82	5.73	5.67	5.49	5.35	9		47

Total interest-earning assets	5.42	5.36	5.33	5.19	5.11	6		31

LIABILITIES:
Interest-bearing deposits:
Checking	0.04	0.04	0.02	0.02	0.02	—		2
Savings	0.54	0.35	0.27	0.24	0.18	19		36
Money market	0.99	0.78	0.67	0.58	0.48	21		51
Certificates of deposit	1.76	1.56	1.43	1.36	1.28	20		48
Total interest-bearing deposits	0.91	0.75	0.66	0.63	0.57	16		34
Total deposits	0.72	0.59	0.52	0.50	0.46	13		26
Borrowings:
Short-term borrowings	2.76	2.46	2.33	1.99	1.75	30		101
Long-term borrowings	3.34	3.15	3.02	2.70	2.43	19		91
Total borrowings	3.34	3.15	3.02	2.70	2.43	19		91

Total interest-bearing liabilities	1.11	0.96	0.89	0.81	0.72	15		39

Net interest margin	4.60	4.66	4.67	4.59	4.57	(6)		3

(1)	Annualized

(2)	Yields are presented on a fully tax-equivalent basis.

(3)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% beginning in the first quarter of 2018 and 35% for the fourth quarter of 2017.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited)

Allowance for Loan and Lease Losses

	At Dec. 31,		At Sep. 30,		At Jun. 30,		At Mar. 31,		At Dec. 31,
	2018		2018		2018		2018		2017
		% of		% of		% of		% of		% of
(Dollars in thousands)	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio
Consumer real estate	$44,866	0.83%	$45,258	0.92%	$43,954	0.95%	$47,685	1.01%	$47,168	0.98%
Commercial	41,182	1.07	40,470	1.08	40,291	1.09	37,198	1.01	37,195	1.04
Leasing and equipment finance	23,791	0.51	22,926	0.50	22,247	0.48	23,182	0.50	22,528	0.47
Inventory finance	12,456	0.40	11,361	0.39	11,840	0.39	13,253	0.38	13,233	0.48
Auto finance	34,329	1.73	39,852	1.75	46,608	1.79	45,822	1.61	50,225	1.57
Other	822	3.86	754	3.57	679	3.24	563	2.84	692	3.07
Total	$157,446	0.83	$160,621	0.87	$165,619	0.89	$167,703	0.87	$171,041	0.90

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
(In thousands)	2018	2018	2018	2018	2017	2018	2017
Balance, beginning of period	$160,621	$165,619	$167,703	$171,041	$168,244	$(4,998)	$(7,623)
Charge-offs	(27,227)	(19,448)	(18,188)	(19,865)	(23,865)	(7,779)	(3,362)
Recoveries	5,913	12,658	5,418	5,714	5,580	(6,745)	333
Net (charge-offs) recoveries	(21,314)	(6,790)	(12,770)	(14,151)	(18,285)	(14,524)	(3,029)
Provision for credit losses	18,894	2,270	14,236	11,368	22,259	16,624	(3,365)
Other	(755)	(478)	(3,550)	(555)	(1,177)	(277)	422
Balance, end of period	$157,446	$160,621	$165,619	$167,703	$171,041	$(3,175)	$(13,595)

Net Charge-offs

	Quarter Ended
	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2018		2018		2018		2018		2017
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Consumer real estate:
First mortgage lien	$123	0.02%	$(3,721)	(0.82)%	$714	0.16%	$790	0.16%	$876	0.18%
Junior lien	(210)	(0.03)	(2,709)	(0.37)	64	0.01	327	0.05	(218)	(0.03)
Total consumer real estate	(87)	(0.01)	(6,430)	(0.55)	778	0.07	1,117	0.09	658	0.05
Commercial	3,406	0.36	(8)	—	(27)	—	(14)	—	(378)	(0.04)
Leasing and equipment finance	2,067	0.18	1,930	0.17	2,106	0.18	1,340	0.11	4,775	0.41
Inventory finance	4,629	0.61	637	0.09	517	0.06	409	0.05	995	0.15
Auto finance	9,887	1.86	9,485	1.56	8,516	1.26	10,656	1.41	11,111	1.36
Other	1,412	N.M.	1,176	N.M.	880	N.M.	643	N.M.	1,124	N.M.
Total	$21,314	0.46	$6,790	0.15	$12,770	0.27	$14,151	0.29	$18,285	0.38
N.M. Not Meaningful
(1) Annualized net charge-off rate based on average loans and leases

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Over 60-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,	Sep. 30,		Dec. 31,
	2018	2018	2018	2018	2017	2018		2017
Consumer real estate:
First mortgage lien	0.19%	0.18%	0.20%	0.23%	0.25%	1	bps	(6) bps
Junior lien	0.04	0.04	0.07	0.06	0.04	—		—
Total consumer real estate	0.11	0.10	0.12	0.13	0.13	1		(2)
Commercial	—	—	—	—	—	—		—
Leasing and equipment finance	0.23	0.15	0.11	0.11	0.14	8		9
Inventory finance	0.01	—	—	—	0.01	1		—
Auto finance	0.59	0.41	0.33	0.24	0.28	18		31
Other	0.14	0.30	0.16	0.24	0.04	(16)		10
Subtotal	0.15	0.11	0.11	0.09	0.11	4		4
Portfolios acquired with deteriorated credit quality	4.65	16.70	13.48	12.95	13.18	(1,205)		(853)
Total delinquencies	0.15	0.12	0.11	0.10	0.12	3		3

(1)	Excludes non-accrual loans and leases

Non-performing Assets
						Change From
	At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,	Sep. 30,		Dec. 31,
(Dollars in thousands)	2018	2018	2018	2018	2017	2018		2017
Non-accrual loans and leases:
Consumer real estate	$58,765	$55,092	$49,155	$84,237	$83,224	$3,673		$(24,459)
Commercial	15,025	9,888	9,978	11,401	6,785	5,137		8,240
Leasing and equipment finance	15,264	16,061	16,300	19,968	17,089	(797)		(1,825)
Inventory finance	8,283	1,640	2,093	3,621	4,116	6,643		4,167
Auto finance	8,578	7,613	7,312	7,199	7,366	965		1,212
Other	3	2	21	2	2	1		1
Total non-accrual loans and leases	105,918	90,296	84,859	126,428	118,582	15,622		(12,664)
Other real estate owned	17,403	19,079	16,266	17,179	18,225	(1,676)		(822)
Total non-performing assets	$123,321	$109,375	$101,125	$143,607	$136,807	$13,946		$(13,486)

Non-accrual loans and leases as a percentage of total loans and leases	0.56%	0.49%	0.46%	0.65%	0.62%	7	bps	(6) bps
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.65	0.59	0.54	0.74	0.72	6		(7)
Allowance for loan and lease losses as a percentage of non-accrual loans and leases	148.65	177.88	195.17	132.65	144.24	(2,923)		441

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Capital Information (Unaudited)

	At or For the Quarter Ended					Change From
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,		Dec. 31,
	2018	2018	2018	2018	2017	2018		2017
Dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.075	—%		100.0%
Book value per common share	14.45	14.01	13.79	13.89	13.96	3.1		3.5
Tangible book value per common share(1)	13.38	12.96	12.73	12.84	12.92	3.2		3.6
Common equity ratio	9.99%	10.21%	9.97%	10.06%	10.42%	(22)	bps	(43)	bps
Tangible common equity ratio(1)	9.32	9.51	9.28	9.37	9.72	(19)		(40)

Regulatory Capital:(2)
Common equity Tier 1 capital	$2,224,183	$2,226,820	$2,186,528	$2,222,390	$2,242,410	(0.1)%		(0.8)%
Tier 1 capital	2,408,393	2,412,869	2,375,210	2,414,838	2,522,178	(0.2)		(4.5)
Total capital	2,750,581	2,754,615	2,728,076	2,786,637	2,889,323	(0.1)		(4.8)

Common equity Tier 1 capital ratio	10.82%	11.04%	10.60%	10.57%	10.79%	(22)	bps	3	bps
Tier 1 risk-based capital ratio	11.72	11.96	11.51	11.49	12.14	(24)		(42)
Total risk-based capital ratio	13.38	13.66	13.22	13.26	13.90	(28)		(52)
Tier 1 leverage ratio	10.44	10.58	10.31	10.52	11.12	(14)		(68)

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables

(2)	December 31, 2018 amounts are preliminary pending completion and filing of the Company's regulatory reports

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands, except per share data)		2018	2018	2018	2018	2017
Net income available to common stockholders		$83,158	$83,702	$56,255	$66,174	$97,653
Less: Earnings allocated to participating securities		12	13	8	9	17
Earnings allocated to common stock	(a)	83,146	83,689	56,247	66,165	97,636
Plus: Consumer Financial Protection Bureau ("CFPB")/Office of the Comptroller of the Currency ("OCC") settlement adjustment		—	—	32,000	—	—
Less: Income tax expense attributable to CFPB/OCC settlement adjustment		—	—	6,491	—	—
Adjusted earnings allocated to common stock	(b)	$83,146	$83,689	$81,756	$66,165	$97,636

Weighted-average common shares outstanding for diluted earnings per common share	(c)	163,878,805	165,533,225	166,857,640	169,997,146	170,068,986

Diluted earnings per common share	(a) / (c)	$0.51	$0.51	$0.34	$0.39	$0.57
Adjusted diluted earnings per common share	(b) / (c)	0.51	0.51	0.49	0.39	0.57

Computation of net charge-off rate excluding auto finance and recoveries from non-accrual loan sales:

		Quarter Ended					Year Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)		2018	2018	2018	2018	2017	2018	2017
Net charge-offs	(d)	$21,314	$6,790	$12,770	$14,151	$18,285	$55,025	$44,440
Less: Auto finance net charge-offs		9,887	9,485	8,516	10,656	11,111	38,544	34,476
Total net charge-offs excluding auto finance net charge-offs	(e)	11,427	(2,695)	4,254	3,495	7,174	16,481	9,964
Plus: Recoveries from consumer real estate non-accrual loan sales		—	6,626	—	—	—	6,626	13,289
Total net charge-offs excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales	(f)	$11,427	$3,931	$4,254	$3,495	$7,174	$23,107	$23,253

Average total loans and leases	(g)	$18,554,629	$18,415,524	$19,093,607	$19,253,483	$19,191,412	$18,826,262	$18,491,233
Less: Average auto finance loans		2,121,969	2,435,868	2,695,943	3,020,187	3,267,855	2,565,668	3,105,326
Average total loans and leases excluding auto finance loans	(h)	$16,432,660	$15,979,656	$16,397,664	$16,233,296	$15,923,557	$16,260,594	$15,385,907

Net charge-off rate(1)	(d) / (g)	0.46%	0.15%	0.27%	0.29%	0.38%	0.29%	0.24%
Net charge-off rate excluding auto finance net charge-offs(1)	(e) / (h)	0.28	(0.07)	0.10	0.09	0.18	0.10	0.06
Net charge-off rate excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales(1)	(f) / (h)	0.28	0.10	0.10	0.09	0.18	0.14	0.15

(1)	QTD ratios are annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity:

		Quarter Ended					Year Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)		2018	2018	2018	2018	2017	2018
Net income available to common stockholders	(a)	$83,158	$83,702	$56,255	$66,174	$97,653	$289,289
Plus: Goodwill impairment		—	—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		847	913	835	831	1,187	3,426
Less: Income tax expense attributable to other intangibles amortization and impairment		198	220	201	199	530	801
Adjusted net income available to common stockholders	(b)	$83,807	$84,395	$56,889	$66,806	$171,351	$291,914

Net income available to common stockholders adjusted for CFPB/OCC settlement:
Net income available to common stockholders		$83,158	$83,702	$56,255	$66,174	$97,653	$289,289
Plus: CFPB/OCC settlement adjustment		—	—	32,000	—	—	32,000
Less: Income tax expense attributable to CFPB/OCC settlement adjustment		—	—	6,491	—	—	6,491
Net income available to common stockholders adjusted for CFPB/OCC settlement	(c)	83,158	83,702	81,764	66,174	97,653	314,798
Plus: Goodwill impairment		—	—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		847	913	835	831	1,187	3,426
Less: Income tax expense attributable to other intangibles amortization and impairment		198	220	201	199	530	801
Adjusted net income available to common stockholders adjusted for CFPB/OCC settlement	(d)	$83,807	$84,395	$82,398	$66,806	$171,351	$317,423

Average balances:
Total equity		$2,517,870	$2,511,983	$2,512,128	$2,580,920	$2,591,012	$2,530,502
Less: Non-controlling interest in subsidiaries		21,918	23,548	28,654	23,191	20,399	24,323
Total TCF Financial Corporation stockholders' equity		2,495,952	2,488,435	2,483,474	2,557,729	2,570,613	2,506,179
Less: Preferred stock		169,302	169,302	169,302	200,404	265,821	176,971
Average total common stockholders' equity	(e)	2,326,650	2,319,133	2,314,172	2,357,325	2,304,792	2,329,208
Less:
Goodwill, net		154,757	154,757	154,757	154,757	197,734	154,757
Other intangibles, net		20,931	21,798	22,672	23,274	21,901	22,162
Average tangible common stockholders' equity	(f)	$2,150,962	$2,142,578	$2,136,743	$2,179,294	$2,085,157	$2,152,289

Average total common stockholders' equity adjusted for CFPB/OCC settlement:
Average total common stockholders' equity		$2,326,650	$2,319,133	$2,314,172	$2,357,325	$2,304,792	$2,329,208
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	—	4,205	—	—	1,048
Average total common stockholders' equity adjusted for CFPB/OCC settlement	(g)	2,326,650	2,319,133	2,318,377	2,357,325	2,304,792	2,330,256
Less:
Goodwill, net		154,757	154,757	154,757	154,757	197,734	154,757
Other intangibles, net		20,931	21,798	22,672	23,274	21,901	22,162
Adjusted average tangible common stockholders' equity	(h)	$2,150,962	$2,142,578	$2,140,948	$2,179,294	$2,085,157	$2,153,337

ROACE(1)	(a) / (e)	14.30%	14.44%	9.72%	11.23%	16.95%	12.42%
Adjusted ROACE(1)	(c) / (g)	14.30	14.44	14.11	11.23	16.95	13.51
ROATCE(1)	(b) / (f)	15.59	15.76	10.65	12.26	32.87	13.56
Adjusted ROATCE(1)	(d) / (h)	15.59	15.76	15.39	12.26	32.87	14.74

(1)	QTD ratios are annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio:

		Quarter Ended					Year Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)		2018	2018	2018	2018	2017	2018
Non-interest expense	(a)	$249,958	$246,423	$272,039	$245,980	$347,806	$1,014,400
Less: CFPB/OCC settlement adjustment		—	—	32,000	—	—	32,000
Adjusted non-interest expense	(b)	249,958	246,423	240,039	245,980	347,806	982,400

Net interest income		$248,888	$249,121	$250,799	$243,199	$241,860	$992,007
Non-interest income		128,133	116,445	114,103	112,204	120,892	470,885
Total revenue	(c)	377,021	365,566	364,902	355,403	362,752	1,462,892

Efficiency ratio	(a) / (c)	66.30%	67.41%	74.55%	69.21%	95.88%	69.34%
Adjusted efficiency ratio	(b) / (c)	66.30	67.41	65.78	69.21	95.88	67.15

Computation of tangible common equity ratio and tangible book value per common share:

		At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,
(Dollars in thousands, except per share data)		2018	2018	2018	2018	2017
Total equity		$2,556,260	$2,528,012	$2,504,578	$2,550,950	$2,680,584
Less: Non-controlling interest in subsidiaries		18,459	21,154	23,646	28,437	17,827
Total TCF Financial Corporation stockholders' equity		2,537,801	2,506,858	2,480,932	2,522,513	2,662,757
Less: Preferred stock		169,302	169,302	169,302	169,302	265,821
Total common stockholders' equity	(d)	2,368,499	2,337,556	2,311,630	2,353,211	2,396,936
Less:
Goodwill, net		154,757	154,757	154,757	154,757	154,757
Other intangibles, net		20,518	21,364	22,247	23,112	23,687
Tangible common stockholders' equity	(e)	$2,193,224	$2,161,435	$2,134,626	$2,175,342	$2,218,492

Total assets	(f)	$23,699,612	$22,904,785	$23,184,462	$23,385,052	$23,002,159
Less:
Goodwill, net		154,757	154,757	154,757	154,757	154,757
Other intangibles, net		20,518	21,364	22,247	23,112	23,687
Tangible assets	(g)	$23,524,337	$22,728,664	$23,007,458	$23,207,183	$22,823,715

Common stock shares outstanding	(h)	163,923,227	166,812,524	167,684,971	169,415,834	171,669,419

Common equity ratio	(d) / (f)	9.99%	10.21%	9.97%	10.06%	10.42%
Tangible common equity ratio	(e) / (g)	9.32	9.51	9.28	9.37	9.72

Book value per common share	(d) / (h)	$14.45	$14.01	$13.79	$13.89	$13.96
Tangible book value per common share	(e) / (h)	13.38	12.96	12.73	12.84	12.92

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